UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 30, 2005

                                  eClic, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    0-26181              86-0945116
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

            425 Madison Avenue, Suite 902, New York N.Y. 10017
           -----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)

                  (212) 874-6608        (212) 874-5027
             -----------------------------------------
             Issuer's Telephone Number       Fax

              8455 W. Sahara, Suite 130, Las Vegas, NV  89117
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

On December 1, 2005, eClic, Inc. (the "Registrant"), a Nevada corporation, entered into an Agreement and Plan of Reorganization with AngioGenex, Inc., a New York corporation, pursuant to which AngioGenex will be merged into eClic Acquisition Corporation, a Nevada corporation, a wholly owned subsidiary of the Registrant with no assets or liabilities formed solely for the purpose of facilitating the merger, which Closing shall occur on or before December 30, 2005.

In the merger, each outstanding share of AngioGenex common stock will be converted into one share of eClic Class A Common Stock. In connection with the merger, the Registrant will issue 10,987,000 shares of its Class A common stock to Angiogenex's stockholders in conversion of all of the 10,987,000 shares of Angiogenex's common stock outstanding on the date of the merger. Upon completion of the merger, the stockholders of AngioGenex will own a substantial majority of the outstanding shares of eClic Common Stock.

AngioGenex was incorporated in the State of New York on March 31, 1999 and commenced operations in April 1999. Angiogenex is a development stage biopharmaceutical company founded to create products that are uniquely useful for the treatment, diagnosis and prognosis of cancer. Angiogenex programs focus on (1) the discovery and development of orally active anti-cancer drugs that act by modulating the action of the Id proteins, (2) the measurement of Id proteins in tumors and blood to create products for the diagnosis and prognosis of cancer and (3) generating proof-of-concept data in relevant preclinical models to establish that modulation of Id genes and proteins is useful to treat non-oncologic diseases in which a surplus or deficit in the growth of blood vessels is an important part of the underlying pathology. Our proprietary technology is based on the research work of Dr. Robert Benezra and his colleagues at Memorial Sloan Kettering Cancer Center ("MSKCC"), who discovered the Id (inhibitor of differentiation) genes and corresponding Id proteins and established their role in the formation of new blood vessels (angiogenesis) required for tumor growth and metastasis. Our intellectual property includes the rights to biotechnology in the Id field, which we acquired under exclusive worldwide licenses from MSKCC, and our own patentable findings that we have generated while developing our Id based anti-angiogenesis anti-cancer and other strategies.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 2.01 of this Current Report on Form 8-K, the Registrant issued to AngioGenex's shareholders on December 30, 2005, in connection with its acquisition of AngioGenex 10,987,000 shares of the Registrant's common stock in conversion of all of the 10,987,000 shares of outstanding AngioGenex's common stock on the date of the merger.

Item 5.01 Changes in Control of Registrant

In connection with the merger described in Section 2.01 of this Current Report on Form 8-K, the Registrant on December 30, 2005 issued 10,987,000 shares of its common stock to the former holders of all of AngioGenex's outstanding common stock. As a result, the former shareholders of AngioGenex own approximately 88% of the Registrant's common stock immediately following the merger. The merger was unanimously approved by AngioGenex's shareholders. Under Nevada law, no approval of the merger by the Registrant's shareholders was required and such approval was not sought by the Registrant.

Concurrently with the closing of the merger, Evagelina Esparza Barrza and Skyelan Rose resigned as the officers and directors of the Registrant and AngioGenex's directors, Richard A. Salvador, Ph.D., Michael M. Strage, George Gould, Martin F. Murray, became the directors of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholders of the Registrant and their associates with respect to the election of the Registrant's directors or any other matter that might result in a change of control of the Registrant.

No agreements exist among present or former controlling stockholders of the Registrant or present or former members of AngioGenex with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 30, 2005, Mrs. Evagelina Esparza Barrza and Skyelan Rose who were the Registrant's directors prior to the effective time of the merger, resigned and appointed the following persons as the Registrant's directors and executive officers.

Directors and Executive Officers
--------------------------------

The name, age and business experience of each of Angiogenex's directors and executive officers as of the date of this report are shown below. Each such person became an officer and/or director of the Registrant on December 30, 2005 upon the closing of the merger.

Richard A. Salvador, Ph.D. (Age 72)
Chief Executive Officer, President and Director

Dr. Salvador was with Hoffmann-La Roche, Inc. from 1970 to 1997, most recently as Vice-President and Director of International Pre-clinical Development and Deputy to the President, International Research and Development. The three major departments reporting to him worldwide were Toxicology and Pathology, Drug Metabolism, and Pharmaceutical Research and Development. In the U.S., Dr. Salvador was responsible for approximately 350 personnel and an annual budget in excess of $60 million. Dr. Salvador was also a member of key international Hoffman-La Roche R&D committees.

Dr. Salvador is on the Board of Directors of Suntory Pharmaceutical Research Laboratories, Cambridge, MA, and was a Senior Scientific Advisor to Axonyx, Inc., New York, NY. He has served as a consultant to the biotechnology industry in recent years. Dr. Salvador has a Ph.D. in Pharmacology from George Washington University, Washington, DC.

William A. Garland, Ph.D. (Age 60)
Vice President and Chief Operating Officer.

From 1994 to 2000, Dr. Garland was Executive Vice President Pharmaceutical Development with Centaur Pharmaceuticals Incorporated, a Silicon Valley development stage biopharmaceutical company. At Centaur, he was responsible for all aspects of pre-clinical drug testing, the design and execution of clinical studies, quality assurance, quality control, pilot manufacturing, interactions with the FDA and international drug regulatory authorities along with presentation of Centaur's development efforts to potential corporate partners and investors. While at Centaur he progressed three projects from discovery stage to Phase II clinical testing, and helped manage the growth of Centaur from fewer than a dozen employees to more than 100 employees in a six-year period. At Centaur, Dr. Garland also co-invented a compound, CPI-1189, that demonstrated efficacy in two Phase II clinical trials, and was a key participant in the successful negotiation of an $80 million corporate alliance with Arcus, Astra AB's neuroscience company, and the successful negotiation of a $30 million corporate alliance with Lundbeck A/S. CPI-1189 is currently in Phase III clinical development as REN-1654 (Renovis Inc.).
Dr. Garland was with Hoffmann-La Roche, Inc. from 1974-1994, most recently as Senior Director and U.S. Head of International Project Management.
During his 20-year tenure at Roche, he managed groups consisting of as many as 100 scientific and administrative personnel. Immediately prior to joining AngioGenex, he was Vice President Scientific Affairs of Atairgin Technologies, Inc. an emerging healthcare technology company, where he was responsible for all aspects of R&D, quality and clinical effort associated with the Company's oncology-related diagnostic and therapeutic efforts.
Dr. Garland received a BS in chemistry from the University of San Francisco and a Ph.D. in medicinal chemistry from the University of Washington. He has authored or co-authored over 100 scientific publications. Dr. Garland is serves as a director of Lpath, Inc. (OTC-BB: LPTN).

Michael M. Strage (Age 46)
Chairman and VP Business Development

Mr. Strage was a co-founder of Axonyx Inc., a publicly traded biotechnology company (NASD: AXYX) engaged in the development of drugs to treat Alzheimer's disease. As a founding Officer and Director he was responsible for all business and administrative aspects of Axonyx from its inception in 1996 to its listing on the NASDAQ-NMS in January 2001. As Vice President and Chief Administrative Officer of Axonyx, Mr. Strage was responsible for negotiating all of the company's major corporate transactions including the agreements under which Axonyx first acquired its intellectual property portfolio that includes the commercial rights to the pre-clinical research and development programs at New York University School of Medicine and the National Institute on Aging, and subsequently out-licensed some of those rights through pharmaceutical joint development agreements, including a major world-wide licensing agreement with Serono International S.A. In addition, Mr. Strage directed all aspects of the administrative operations of Axonyx including finance, where he participated actively in each of the multiple phases of the company's capital formation, budgeting, human resources, infrastructure, corporate communications and investor relations As Chairman and founder of AngioGenex, Mr. Strage recruited and assembled the AngioGenex management team and its Scientific Advisory Board. On the Company's behalf, he acquired the exclusive rights to Dr. Benezra's anti-cancer work by negotiating the Company's Industrial Research and Commercial licenses with MSKCC. Mr. Strage was responsible for raising the seed capital used to create the Company and that funded the collaboration with MSKCC. Prior to joining Axonyx in 1996, Mr. Strage was an associate at the Los Angeles law firm of Hancock, Rothert & Bunschoft and prior thereto an assistant district attorney at the Manhattan District Attorney's office.

George Gould, Esq. (Age 67)
Vice President and General Counsel, Director.

Mr. Gould was the Chief Patent Counsel and Vice President of Licensing and Corporate Development at Hoffmann-La Roche, Inc. from 1989 to 1996. Since 1989, Mr. Gould has also been a Director of Protein Design Labs, Inc. (NASD: PDLI), a biotechnology company engaged in the development of humanized monoclonal antibodies for the prevention and treatment of disease, with a current market capitalization of $2.4 billion, of Tapestry Pharmaceuticals, Inc. (NASD:TAPH formerly NaPro Biopharmaceuticals, Inc.) an early stage targeted oncology products company and Supratek Pharma, Inc., a private formulation development company. Since 1996, Mr. Gould has taught patent law at Seton Hall University Law School and has been "of-counsel" to the law firm of Gibbons, DelDeo, Dolan, Griffinger & Vecchione. Mr. Gould has degrees in Chemistry from Johns Hopkins University and received law degrees from Columbia University and New York University.

Martin F. Murray CPA, MBA (Age 39)
Controller Secretary/Treasurer, CFO, Director.

Mr. Murray 38 is a founder and managing partner of Murray and Josephson, CPAs, LLC. He previously held the position of managing partner at the accounting firm of Leeds & Murray, and audit manager with Eisner, LLP. His experience includes providing accounting, auditing, tax, and consulting services for publicly-traded and privately-owned companies, including: professional organizations, biotechnology companies, creative artists, and manufacturing firms. Mr. Murray has appeared on television news as a guest expert and has led a series of Continuing Professional Education seminars. He is a member of the tax section of the American Institute of Certified Public Accountants, and the New York State Society of Certified Public Accountants where he served on the health care committee. He earned his MBA in taxation from Baruch College where he also earned his BBA in Accountancy.


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Effective as of December 30, 2005, the Registrant's Board of Directors approved an amendment to its Articles of Incorporation. The amended Articles change the name of Registrant from eClic, Inc. to AngioGenex, Inc. (See Exhibit 3.4, filed as an exhibit to this Current Report on Form 8-K.)

Item 5.06. Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 and Item 5.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01  Other Events

Based on the events of the merger, the Registrant has moved its headquarters from 8455 W. Sahara, Suite 130, Las Vegas, NV 89117 to 425 Madison Avenue, Suite 902, New York N.Y. 10017, effective December 30, 2005.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of AngioGenex for the periods specified in Rule 3-05(b) of Regulation S-X will be filed as an amended Form 8-K.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of AngioGenex will be filed as an amended Form 8-K.

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Pavo Royal and AngioGenex, Inc. dated December 1, 2005.

         3.4* Amended Articles of Incorporation, dated December 30, 2005, for name change of eClic, Inc. to AngioGenex, Inc.

---------------
      *this filing

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                eClic, Inc.
                                        ------------------------------
                                                (Registrant)


Dated:  December 30, 2005                /s/ Evagelina Esparza Barrza
                                         ----------------------------
                                             Evagelina Esparza Barrza
                                             Chief Executive Officer
                                             Chief Financial Officer




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                                  Exhibit Index


         2.1* Acquisition Agreement and Plan of Merger, by and between Pavo Royal and AngioGenex, Inc. dated December 1, 2005.

         3.4* Amended Articles of Incorporation, dated December 30, 2005, for name change of eClic, Inc. to AngioGenex, Inc.

---------------
      *this filing

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